UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 03, 2024

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2024, Leslie’s Poolmart, Inc., Leslie’s, Inc., and the subsidiary borrowers named therein (collectively, the “Company”), Bank of America, N.A., as administrative agent, and U.S. Bank National Association, as co-collateral agent, entered into an Amendment No. 7 (“Amendment No. 7”) to the Company’s Credit Agreement dated October 16, 2012 (together with Amendment No. 1, dated as of August 16, 2016, Amendment No. 2, dated as of September 29, 2016, Amendment No. 3, dated as of January 13, 2017, Amendment No. 4, dated as of August 13, 2020, Amendment No. 5, dated as of April 12, 2021 and Amendment No. 6, dated as of March 15, 2023, the “Credit Agreement”).

Amendment No. 7 amended the Credit Agreement to, among other things, in respect of the revolving credit facility thereunder (the “Revolving Credit Facility”), (a) extend the maturity date for the Revolving Credit Facility to April 3, 2029 and, (b) revise the applicable margin on Term SOFR and base rate loans. The other material terms of the Credit Agreement prior to Amendment No. 7 remained substantially unchanged.

The foregoing description of Amendment No. 7 is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of Amendment No. 7, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2024, Leslie’s, Inc. announced that Brad Gazaway will be stepping down from his position as Chief Legal, Real Estate & Sustainability Officer & Corporate Secretary of the Company effective April 16, 2024, and will remain employed by Leslie's, Inc. as Special Advisor to the CEO from that date through December 31, 2024 to facilitate a smooth transition.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Amendment No. 7, dated as of April 3, 2024, to the Credit Agreement among Leslie’s Poolmart, Inc., Leslie's, Inc., and the subsidiary borrowers named therein, Bank of America, N.A., as Administrative Agent, and U.S. Bank National Association, Co-Collateral Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: April 9, 2024